UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Money Market Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd         Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2020

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Money Market Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the Six-Month Period Ended September 30, 2019

Over the past six months, interest rates trended lower as the Federal Open Market Committee (the “FOMC” or the “Fed”) reduced interest rates for the first time in over a decade. Cuts of 0.25% in the target range for the federal funds rate occurred at both the July 31 and September 18 FOMC meetings. These cuts have brought the Federal Funds Rate target range to between 1.75% and 2.00%. In addition to the notable movement by the FOMC, a pick-up in volatility was witnessed during the final week of September as investors grappled with the idea of slower global growth, increased geopolitical tensions, and the outlook for monetary policy globally.

Divisions within the FOMC were evident, with a disparity of dissents ranging from no change in interest rates to a more aggressive 0.50% rate cut. In our view, the more accommodative stance by the Fed was attributable to “uncertainties” associated with trade policy and slowing global growth. The most dramatic event of September was a brief spike in interest rates on repurchase agreements to as high as 10% following the corporate tax date. This brief episode of funding pressure was indicative of the reserve shortage in the monetary system. It was successfully addressed by the Fed through a series of open market operations, and all expectations are for a more permanent solution in the coming months. Most importantly, the FOMC also pledged to act as appropriate to keep the economic expansion on track.

In addition to the moves by the FOMC, the U.S. debt ceiling was again suspended in July, and net new Treasury bill issuance exceeded $173 billion during the third quarter of 2019. This Treasury supply, along with typical quarter-end funding pressures, contributed to a widening of credit spreads, with the three-month London Interbank Offered Rate (“LIBOR”) overnight-indexed swap spread nearly doubling to around 0.33% during the period. Furthermore, the slope of the LIBOR curve inverted as investors factored in the possibility of a series of interest rate cuts during the balance of 2019 and 2020 — as interest rates move down, security prices go up. In addition, U.S. government-sponsored agencies have been guided by regulatory agencies to issue floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”). The SOFR is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities and is the reference rate eventually expected to replace LIBOR. In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong.

While in our view, the FOMC did not commit to any specific future path for interest rates, the door was left open to another cut in October, subject to prevailing economic and geopolitical conditions. Comments from Chairman Jerome Powell suggest that the Fed will resume growth in its balance sheet during the fourth quarter of 2019 to increase the amount of excess reserves in the banking system and in turn provide a more durable source of liquidity in support of overnight funding markets. At the same time, heavy net Treasury bill issuance in excess of $115 billion — combined with balance sheet management activities and a related reduction in credit intermediation at certain global systemically important financial institutions — could, in our view, contribute to periodic bouts of volatility and spread widening at the front end of the market during the fourth quarter of 2019, leading to opportunistic trading windows.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of September 30, 2019	BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Institutional	1.98%	1.98%
Premier	1.98	1.98
Service	1.68	1.68
Investor A	1.67	1.67
Investor C	0.89	0.89

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Commercial Paper	41%
Repurchase Agreements	31
Certificates of Deposit	20
Time Deposits	5
U.S. Treasury Obligations	1
Municipal Bonds	—(a)
Other Assets Less Liabilities	2

(a)	Represents less than 1% of the Fund’s net assets.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019, except with respect to Premier Shares which is based on a hypothetical investment of $1,000 on July 26, 2019 (commencement of operations) and held through September 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,011.50	$ 1.01	$1,000.00	$1,024.00	$ 1.01	0.20%
Premier	1,000.00	1,003.70	0.35	1,000.00	1,024.00	1.01	0.20
Service	1,000.00	1,010.00	2.51	1,000.00	1,022.50	2.53	0.50
Investor A	1,000.00	1,010.00	2.56	1,000.00	1,022.45	2.58	0.51
Investor C	1,000.00	1,006.00	6.52	1,000.00	1,018.50	6.56	1.30

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown), except for Premier Shares, which is multiplied by 64/366 (to reflect the period since inception date of July 26, 2019 to September 30, 2019).

FUND INFORMATION	5

Schedule of Investments (unaudited) September 30, 2019	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit — 20.0%

Domestic — 0.6%
Citibank NA, 2.22%, 01/07/20	USD 8,000	$8,000,000

Euro — 1.4%
ABN AMRO Bank NV, 2.09%, 02/13/20	9,000	9,000,000
Banque Federative du Credit Mutuel SA, 2.70%, 12/02/19(a)	4,000	3,981,438
Credit Industriel et Commercial SA(a):
2.83%, 11/07/19	3,000	2,991,295
2.66%, 02/10/20	3,000	2,971,006

		18,943,739

Yankee — 18.0%(b)
Bank of Montreal, Chicago(c):
(LIBOR USD 1 Month + 0.42%), 2.44%, 01/17/20	2,000	2,000,000
(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.14%, 07/13/20	7,000	7,000,000
Bank of Nova Scotia, Houston, (US Federal Funds Effective Rate (continuous series) + 0.45%), 2.28%, 10/23/20(c)	7,000	7,000,000
Barclays Bank plc, New York, 2.20%, 12/20/19	7,500	7,500,000
Canadian Imperial Bank of Commerce, New York, (LIBOR USD 1 Month + 0.39%), 2.45%, 12/06/19(c)	3,000	3,000,000
Cooperatieve Rabobank UA, New York, (LIBOR USD 1 Month + 0.19%), 2.22%, 05/08/20(c)	10,000	10,000,000
Credit Agricole Corporate and Investment Bank, New York, (LIBOR USD 3 Month + 0.13%), 2.29%, 03/20/20(c)	4,000	4,000,000
Credit Industriel et Commercial SA, New York, (LIBOR USD 1 Month + 0.22%), 2.26%, 04/24/20(c)	7,000	7,000,838
Credit Suisse AG, New York:
2.69%, 11/04/19	5,000	5,000,000
2.70%, 05/01/20	6,500	6,500,000
(SOFR + 0.26%), 2.08%, 06/11/20(c)	3,000	3,000,000
DNB Bank ASA, New York, (LIBOR USD 3 Month + 0.00%), 2.32%, 10/16/19(c)	10,000	10,000,000
Mizuho Bank Ltd., New York:
(LIBOR USD 1 Month + 0.14%), 2.18%, 11/08/19(c)	4,000	4,000,000
(LIBOR USD 1 Month + 0.15%), 2.19%, 11/18/19(c)	5,000	5,000,000
2.22%, 01/15/20	7,000	7,000,000
MUFG Bank Ltd., New York, (LIBOR USD 3 Month + 0.14%), 2.32%, 05/11/20(c)	4,000	4,000,000
Natixis SA, New York, 2.72%, 04/03/20	7,000	7,000,000
Oversea-Chinese Banking Corp. Ltd., New York, (LIBOR USD 3 Month + 0.00%), 2.21%, 11/07/19(c)	4,500	4,500,000
Skandinaviska Enskilda Banken AB, New York, (LIBOR USD 1 Month + 0.25%), 2.31%, 08/19/20(c)	7,000	7,000,000
Standard Chartered Bank, New York:
2.70%, 10/23/19	5,000	5,000,000
(LIBOR USD 1 Month + 0.14%), 2.18%, 10/31/19(c)	7,500	7,500,000
Sumitomo Mitsui Banking Corp., New York(c):
(LIBOR USD 3 Month + 0.04%), 2.34%, 10/18/19	9,000	9,000,000
(LIBOR USD 1 Month + 0.14%), 2.18%, 11/12/19	10,000	10,000,000

Security	Par (000)	Value

Yankee (continued)
(LIBOR USD 1 Month + 0.19%), 2.23%, 02/24/20 - 03/09/20	USD 15,000	$15,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
2.61%, 10/04/19	7,000	7,000,000
2.25%, 01/13/20	6,000	6,000,000
(LIBOR USD 3 Month + 0.24%), 2.54%, 01/15/20(c)	5,000	5,000,000
(LIBOR USD 1 Month + 0.20%), 2.26%, 02/19/20(c)	7,000	7,000,000
(LIBOR USD 3 Month + 0.19%), 2.32%, 02/25/20 - 05/18/20(c)	7,000	7,000,000
Svenska Handelsbanken, New York, (LIBOR USD 3 Month + 0.21%), 2.31%, 12/27/19(c)	5,000	5,000,000
SwedBank, Inc., New York, 2.20%, 11/06/19	8,000	8,000,000
Toronto-Dominion Bank, New York:
(LIBOR USD 1 Month + 0.20%), 2.25%, 06/10/20(c)	8,000	8,000,000
(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.14%, 07/10/20 - 07/16/20(c)	12,500	12,500,000
2.17%, 07/29/20	7,000	7,000,000
(LIBOR USD 3 Month + 0.19%), 2.24%, 09/28/20(c)	6,500	6,500,000

		236,000,838

Total Certificates of Deposit — 20.0% (Cost: $262,944,577)		262,944,577

Commercial Paper — 40.8%

ABN AMRO Funding USA LLC,
2.25%, 12/20/19(a)	7,500	7,458,667
Albion Capital Corp. SA, 2.30%, 10/04/19(a)	9,000	8,998,388
Antalis SA, 2.07%, 10/04/19(a)	38,000	37,993,492
Barclays Bank plc, 2.13%, 10/01/19(a)	38,000	38,000,000
Barton Capital LLC, 2.16%, 11/26/19(a)	6,000	5,979,933
Bedford Row Funding Corp., 2.03%, 02/19/20(a)	9,000	8,929,500
BPCE SA, 2.00%, 10/01/19(a)(d)	4,000	4,000,000
Caisse des Depots et Consignations, 2.02%, 03/26/20(a)(d)	7,000	6,925,144
CDP Financial, Inc., 2.08%, 11/05/19(a)	25,000	24,939,382
Chariot Funding LLC:
2.03%, 10/07/19(a)	5,000	4,997,817
(LIBOR USD 1 Month + 0.19%), 2.26%, 02/05/20(c)	14,000	14,000,693
Coca-Cola Co. (The), 1.92%, 05/12/20(a)(d)	3,000	2,960,427
Collateralized FLEX Co. LLC, (LIBOR USD 1 Month + 0.25%), 2.34%, 03/02/20(c)(d)	10,000	10,000,000
CPPIB Capital, Inc., 2.06%, 03/09/20(a)(d)	8,400	8,301,813
Crown Point Capital Co. LLC:
2.35%, 01/08/20	9,000	9,000,000
2.30%, 02/03/20	11,000	11,000,000
DBS Bank Ltd.(a):
2.14%, 12/09/19	14,000	13,941,369
2.01%, 02/20/20	4,000	3,968,760
Erste Abwicklungsanstalt(a):
2.07%, 02/10/20	4,000	3,969,933
2.04%, 02/19/20	6,000	5,953,470
European Investment Bank, 1.85%, 03/30/20(a)	9,900	9,793,481
Federation des Caisses Desjardins du Quebec, (LIBOR USD 1 Month + 0.37%), 2.42%, 12/10/19(c)	5,000	5,000,000
Glencove Funding DAC, (LIBOR 1W + 0.12%), 2.05%, 10/07/19(c)	4,000	4,000,000

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) September 30, 2019	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Paper (continued)

ING US Funding LLC(c):
(LIBOR USD 1 Month + 0.37%), 2.45%, 10/04/19	USD 8,000	$8,000,000
(LIBOR USD 1 Month + 0.25%), 2.29%, 08/20/20(d)	10,000	10,000,000
Kells Funding LLC(a)(d):
2.09%, 12/03/19	10,000	9,963,425
2.14%, 02/19/20	11,000	10,913,285
2.11%, 03/05/20	20,000	19,823,200
Lexington Parker Capital Co. LLC, 1.93%, 10/04/19(a)	20,000	19,996,667
Liberty Street Funding LLC, 2.15%, 01/28/20(a)	2,000	1,985,456
Macquarie Bank Ltd.(c):
(LIBOR USD 1 Month + 0.17%), 2.22%, 12/11/19	6,000	6,000,000
(LIBOR USD 3 Month + 0.12%), 2.33%, 05/07/20	6,000	6,000,000
Mont Blanc Capital Corp., 2.07%, 10/04/19(a)	10,000	9,997,958
National Bank of Canada, (LIBOR USD 1 Month + 0.13%), 2.18%, 12/11/19(c)	8,000	8,000,000
Oesterreichische Kontrollbank AG, 1.90%, 03/13/20(a)	7,000	6,929,844
Old Line Funding LLC:
2.11%, 01/28/20(a)	10,800	10,721,273
Ontario Teachers’ Finance Trust(a)(d):
2.08%, 10/30/19	12,000	11,975,640
2.04%, 01/02/20	8,000	7,947,093
2.05%, 01/08/20	9,000	8,938,125
2.01%, 03/23/20	9,000	8,907,780
Province of Alberta Canada(a):
2.09%, 11/14/19	13,000	12,960,278
2.05%, 02/06/20	5,000	4,964,622
Province of British Columbia Canada, 2.06%, 02/04/20(a)	10,500	10,426,133
Regency Markets No. 1 LLC, 2.07%, 10/04/19(a)	20,000	19,996,667
Royal Bank of Canada, (LIBOR USD 1 Month + 0.18%), 2.28%, 05/01/20(c)	3,000	3,000,000
Sheffield Receivables Co. LLC, 2.05%, 10/02/19(a)	8,000	7,999,540
Suncorp-Metway Ltd.(a):
2.23%, 11/14/19	5,000	4,984,172
2.29%, 12/16/19	6,000	5,970,740
Thunder Bay Funding LLC(a):
1.98%, 01/27/20	3,000	2,978,564
1.97%, 02/03/20	13,000	12,905,208
Toyota Motor Corp., (LIBOR USD 3 Month + 0.03%), 2.35%, 01/07/20(c)	6,000	6,000,000
UBS AG, 1.99%, 04/24/20(a)	7,000	6,908,673
Westpac Banking Corp.(c):
(LIBOR USD 3 Month + 0.18%), 2.43%, 11/01/19	5,000	5,000,000
(LIBOR USD 3 Month + 0.15%), 2.49%, 01/10/20	5,000	5,000,000
Westpac Securities NZ Ltd., 2.05%, 11/01/19(a)	11,000	10,978,972

Total Commercial Paper — 40.8% (Cost: $536,285,584)		536,285,584

Security	Par (000)	Value
Municipal Bonds — 0.4%(d)(e)

Jets Stadium Development LLC, Series A-4C, VRDN, 2.23%, 10/07/19	USD 5,000	$5,000,000
RIB Floater Trust Various States, Series 19WE, RB, VRDN (Barclays Bank PLC LIQ), 2.40%, 11/04/19(f)	680	680,000

Total Municipal Bonds — 0.4% (Cost: $5,680,000)		5,680,000

Time Deposits — 4.8%

Credit Agricole Corporate and Investment Bank SA, 1.85%, 10/01/19	23,115	23,115,000
Skandinaviska Enskilda Banken AB, 1.82%, 10/01/19	40,000	40,000,000

Total Time Deposits — 4.8% (Cost: $63,115,000)		63,115,000

U.S. Treasury Obligations — 1.1%

U.S. Treasury Bills, 1.82%, 03/12/20(a)	7,000	6,942,157
U.S. Treasury Notes, (US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.13%, 07/31/21(c)	7,000	6,997,668

Total U.S. Treasury Obligations — 1.1% (Cost: $13,939,825)		13,939,825

Total Repurchase Agreements — 30.9% (Cost: $406,001,478)		406,001,478

Total Investments — 98.0% (Cost: $1,287,966,464)(g)		1,287,966,464

Other Assets Less Liabilities — 2.0%		25,836,365

Net Assets — 100.0%		$1,313,802,829

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Issuer is a U.S. branch of a foreign domiciled bank.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
(g)	Cost for U.S. federal income tax purposes.

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) September 30, 2019	BlackRock Money Market Portfolio

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	2.22%(a)	09/30/19	11/05/19	$8,000	$8,000	$8,017,760	Corporate/Debt Obligation, 5.00%, due 11/13/24	$7,587,000	$8,400,613
	2.32	09/30/19	10/01/19	130,000	130,000	130,008,378	U.S. Government Sponsored Agency Obligations, 4.00% to 4.50%, due 04/20/47 to 08/15/47	191,851,097	132,600,000
	2.32	09/30/19	10/01/19	10,000	10,000	10,000,644	U.S. Government Sponsored Agency Obligations, 3.87% to 4.22%, due 05/20/69 to 06/20/69	9,436,016	10,200,000

Total Bank of America Securities, Inc.					$148,000				$151,200,613

BNP Paribas SA	1.92(b)	09/30/19	10/01/19	4,000	4,000	4,000,213	Corporate/Debt Obligations and U.S. Government Sponsored Agency Obligations, 0.65% to 13.02%, due 01/25/24 to 12/31/49	4,654,425	4,491,526

Fixed Income Clearing Corporation	2.38	09/30/19	10/01/19	55,001	55,001	55,004,407	U.S. Treasury Obligation, 1.50%, due 09/15/22	56,171,000	56,104,422
	3.00	09/30/19	10/01/19	39,000	39,000	39,003,957	U.S. Treasury Obligation, 2.63%, due 12/31/25	37,309,000	39,783,971

Total Fixed Income Clearing Corporation					$94,001				$95,888,393

JP Morgan Securities LLC	2.00(b)	09/30/19	10/01/19	4,000	4,000	4,000,222	Corporate/Debt Obligations, 0.00% to 5.88%, due 08/10/35 to 08/26/58	10,846,777	4,280,000
	2.12(a)	09/30/19	10/08/19	20,000	20,000	20,009,422	Corporate/Debt Obligations and U.S. Government Sponsored Agency Obligation, 1.50% to 5.00%, due 06/01/26 to 06/15/51	72,237,927	21,400,000
	2.35	09/30/19	10/01/19	67,000	67,000	67,004,374	U.S. Treasury Obligations, 0.00% to 2.50%, due 08/13/20 to 08/15/23	68,624,200	68,340,035
	2.37	09/30/19	10/01/19	14,000	14,000	14,000,922	U.S. Government Sponsored Agency Obligations, 3.50% to 6.00%, due 01/20/40 to 09/20/49	18,726,603	14,280,000

Total JP Morgan Securities LLC					$105,000				$108,300,035

Mizuho Securities USA LLC	2.37	09/30/19	10/01/19	22,000	22,000	22,001,448	U.S. Treasury Obligation, 2.25%, due 08/15/27	21,404,000	22,440,007
	2.59(a)	09/30/19	11/05/19	8,000	8,000	8,020,748	U.S. Government Sponsored Agency Obligations, 1.98% to 3.97%, due 01/25/23 to 04/25/46	75,885,957	8,400,000

Total Mizuho Securities USA LLC					$30,000				$30,840,007

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) September 30, 2019	BlackRock Money Market Portfolio

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Wells Fargo Securities LLC	1.94%(b)	09/30/19	10/01/19	$4,000	$4,000	$ 4,000,216	Corporate/Debt Obligations, 4.56% to 7.63%, due 03/20/27 to 02/25/28	$ 4,265,508	$4,280,001
	1.98	09/27/19	10/04/19	2,000	2,000	2,000,770	Corporate/Debt Obligation, 0.00%, due 03/02/20	2,121,260	2,100,001
	2.00	09/26/19	10/03/19	4,000	4,000	4,001,556	Corporate/Debt Obligation, 0.00%, due 03/02/20	4,242,519	4,200,001
	2.35	09/04/19	12/04/19	15,000	15,000	15,089,104	Corporate/Debt Obligation, 2.38%, due 12/29/22	15,297,449	15,750,001

Total Wells Fargo Securities LLC					$25,000				$ 26,330,004

					$406,001				$ 417,050,578

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Short-Term Securities(a)	$—	$1,287,966,464	$—	$1,287,966,464

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

September 30, 2019

BlackRock Money Market Portfolio

ASSETS
Investments at value — unaffiliated (cost — $881,964,986)	$881,964,986
Cash	22,947,133
Repurchase agreements at value (cost — $406,001,478)	406,001,478
Receivables:
Capital shares sold	8,108,873
Interest — unaffiliated	1,355,926
From the Manager	9,149
Deferred offering costs	43,395
Prepaid expenses	214,433

Total assets	1,320,645,373

LIABILITIES
Payables:
Administration fees	57,560
Board realignment and consolidation	1,785
Capital shares redeemed	6,032,621
Income dividend distributions	149,781
Investment advisory fees	127,138
Offering costs	35,000
Trustees’ and Officer’s fees	4,738
Other affiliates	16,129
Service and distribution fees	199,680
Other accrued expenses	218,112

Total liabilities	6,842,544

NET ASSETS	$1,313,802,829

NET ASSETS CONSIST OF
Paid-in capital	$1,313,752,043
Accumulated earnings	50,786

NET ASSETS	$1,313,802,829

NET ASSET VALUE
Institutional — Based on net assets of $361,331,687 and 361,331,588 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Premier — Based on net assets of $36,633 and 36,633 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Service — Based on net assets of $4,348,844 and 4,348,843 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Investor A — Based on net assets of $935,376,195 and 935,375,940 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Investor C — Based on net assets of $12,709,470 and 12,709,467 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations   (unaudited)

September 30, 2019

BlackRock Money Market Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$14,201,857

Total investment income	14,201,857

EXPENSES
Investment advisory	2,548,555
Service and distribution — class specific	992,776
Administration	234,476
Transfer agent — class specific	191,644
Registration	124,059
Administration — class specific	115,167
Professional	33,438
Accounting services	24,808
Custodian	15,084
Trustees and Officer	13,643
Printing	12,274
Offering	9,211
Miscellaneous	7,499

Total expenses	4,322,634
Less:
Administration fees waived — class specific	(40,336)
Fees waived and/or reimbursed by the Manager	(1,874,164)
Transfer agent fees waived and/or reimbursed — class specific	(38,506)

Total expenses after fees waived and/or reimbursed	2,369,628

Net investment income	11,832,229

REALIZED GAIN
Net realized gain from investments	38

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,832,267

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Money Market Portfolio
	Six Months Ended 09/30/19 (unaudited)	Year Ended 03/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,832,229	$12,349,031
Net realized gain	38	7,004

Net increase in net assets resulting from operations	11,832,267	12,356,035

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,555,785)	(6,823,834)
Premier	(153)	—
Service	(43,466)	(117,632)
Investor A	(7,149,459)	(5,231,738)
Investor C	(83,366)	(175,827)

Decrease in net assets resulting from distributions to shareholders	(11,832,229)	(12,349,031)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	471,788,111	328,084,008

NET ASSETS
Total increase in net assets	471,788,149	328,091,012
Beginning of period	842,014,680	513,923,668

End of period	$1,313,802,829	$842,014,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio
	Institutional
	Six Months Ended	Year Ended March 31,
	09/30/19 (unaudited)	2019		2018	2017	2016	2015

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0115	0.0213		0.0118	0.0061	0.0013	0.0000(a)
Net realized gain	0.0000 (a)	0.0000	(a)	0.0004	0.0002	0.0001	0.0000(a)

Net increase from investment operations	0.0115	0.0213		0.0122	0.0063	0.0014	0.0000

Distributions(b)
From net investment income	(0.0115)	(0.0213)		(0.0122)	(0.0061)	(0.0013)	(0.0000)(c)
From net realized gain	—	(0.0000	)(c)	—	(0.0002)	(0.0001)	(0.0000)(c)

Total distributions	(0.0115)	(0.0213)		(0.0122)	(0.0063)	(0.0014)	(0.0000)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	1.15%(e)	2.15%		1.23%	0.63%	0.13%	0.00%

Ratios to Average Net Assets
Total expenses	0.57%(f)	0.60%		0.56%	0.56%	0.56%	0.62%

Total expenses after fees waived and/or reimbursed	0.20%(f)	0.20%		0.20%	0.20%	0.24%	0.22%

Net investment income	2.29%(f)	2.17%		1.18%	0.61%	0.11%	0.00%

Supplemental Data
Net assets, end of period (000)	$361,332	$336,387		$305,669	$569,757	$605,469	$786,626

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock Money Market Portfolio
Premier
Period from 07/26/19 (a) to 09/30/19 (unaudited)

Net asset value, beginning of period	$1.00

Net investment income	0.0037
Net realized gain	0.0000(b)

Net increase from investment operations	0.0037

Distributions from net investment income(c)	(0.0037)

Net asset value, end of period	$1.00

Total Return(d)
Based on net asset value	0.37%(e)

Ratios to Average Net Assets
Total expenses	0.54%(f)

Total expenses after fees waived and/or reimbursed	0.20%(f)

Net investment income	2.12%(f)

Supplemental Data
Net assets, end of period (000)	$37

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio
	Service
	Six Months Ended	Year Ended March 31,
	09/30/19 (unaudited)	2019		2018	2017	2016	2015

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0100	0.0185		0.0092	0.0009	0.0008	0.0000(a)
Net realized gain	0.0000 (a)	0.0000	(a)	0.0001	0.0024	0.0001	0.0000(a)

Net increase from investment operations	0.0100	0.0185		0.0093	0.0033	0.0009	0.0000

Distributions(b)
From net investment income	(0.0100)	(0.0185)		(0.0093)	(0.0009)	(0.0008)	(0.0000)(c)
From net realized gain	—	(0.0000	)(c)	—	(0.0024)	(0.0001)	(0.0000)(c)

Total distributions	(0.0100)	(0.0185)		(0.0093)	(0.0033)	(0.0009)	(0.0000)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	1.00%(e)	1.87%		0.93%	0.33%	0.09%	0.00%

Ratios to Average Net Assets
Total expenses	0.85%(f)	0.83%		0.86%	0.89%	0.85%	0.90%

Total expenses after fees waived and/or reimbursed	0.50%(f)	0.47%		0.50%	0.50%	0.27%	0.22%

Net investment income	2.00%(f)	1.87%		0.92%	0.09%	0.10%	0.00%

Supplemental Data
Net assets, end of period (000)	$4,349	$6,152		$5,655	$6,191	$520,139	$428,033

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio
	Investor A
	Six Months Ended	Year Ended March 31,
	09/30/19 (unaudited)	2019		2018	2017	2016	2015

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0099	0.0178		0.0090	0.0025	0.0007	0.0000(a)
Net realized gain (loss)	0.0000 (a)	0.0000	(a)	(0.0002)	0.0003	0.0001	0.0000(a)

Net increase from investment operations	0.0099	0.0178		0.0088	0.0028	0.0008	0.0000

Distributions(b)
From net investment income	(0.0099)	(0.0178)		(0.0088)	(0.0025)	(0.0007)	(0.0000)(c)
From net realized gain	—	(0.0000	)(c)	—	(0.0003)	(0.0001)	(0.0000)(c)

Total distributions	(0.0099)	(0.0178)		(0.0088)	(0.0028)	(0.0008)	(0.0000)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	1.00%(e)	1.80%		0.88%	0.28%	0.08%	0.00%

Ratios to Average Net Assets
Total expenses	0.84%(f)	0.90%		0.91%	0.97%	0.90%	0.93%

Total expenses after fees waived and/or reimbursed	0.51%(f)	0.54%		0.54%	0.55%	0.29%	0.22%

Net investment income	1.95%(f)	1.85%		0.90%	0.25%	0.08%	0.00%

Supplemental Data
Net assets, end of period (000)	$935,376	$484,301		$180,873	$122,896	$176,772	$137,381

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio
	Investor C
	Six Months Ended	Year Ended March 31,
	09/30/19 (unaudited)	2019		2018	2017	2016	2015

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0060	0.0105		0.0017	0.0009	0.0010	0.0000(a)
Net realized gain	0.0000 (a)	0.0000	(a)	0.0001	0.0001	0.0001	0.0000(a)

Net increase from investment operations	0.0060	0.0105		0.0018	0.0010	0.0011	0.0000

Distributions(b)
From net investment income	(0.0060)	(0.0105)		(0.0018)	(0.0009)	(0.0010)	(0.0000)(c)
From net realized gain	—	(0.0000	)(c)	—	(0.0001)	(0.0001)	(0.0000)(c)

Total distributions	(0.0060)	(0.0105)		(0.0018)	(0.0010)	(0.0011)	(0.0000)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	0.60%(e)	1.05%		0.18%	0.10%	0.10%	0.00%

Ratios to Average Net Assets
Total expenses	1.63%(f)	1.64%		1.65%	1.62%	1.57%	1.59%

Total expenses after fees waived and/or reimbursed	1.30%(f)	1.28%		1.24%	0.71%	0.26%	0.22%

Net investment income	1.20%(f)	1.07%		0.17%	0.09%	0.12%	0.00%

Supplemental Data
Net assets, end of period (000)	$12,709	$15,174		$21,727	$26,434	$38,069	$26,568

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Money Market Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Premier Shares are sold without a sales charge and are only available through financial intermediaries trading on the NSCC Fund/SERV trading platform. Investor A Shares are sold without an initial sales charge. Investor A and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A Shares are generally available through financial intermediaries. Investor C Shares are available only through exchanges and dividend and capital gain reinvestments by current holders. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Service Shares	No	No		None
Premier Shares(a)	No	No		None
Investor A Shares	No	No	(b)	None
Investor C Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Premier Shares commenced operations on July 26, 2019.
(b)

Investor A Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A Shares of a fund advised by the Manager (defined below) or its affiliates (each, a “BlackRock Fund”) where no initial sales charge was paid at the time of purchase of such fund. Investor C Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor C Shares of a non-money market BlackRock Fund.

The Fund operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act.

The Board is permitted to impose a liquidity fee of up to 2% of the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that the Fund’s weekly liquid assets fall below certain thresholds.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Fund’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Fund for the benefit of the Fund’s remaining shareholders.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.450%
$1 Billion — $2 Billion	0.400
$2 Billion — $3 Billion	0.375
Greater than $3 Billion	0.350

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Service	$5,443
Investor A	917,866
Investor C	69,467
$992,776

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$ 39,918
Premier	1
Service	435
Investor A	73,424
Investor C	1,389
$ 115,167

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Investor A	$ 898

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended September 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$ 1,589
Investor A	10,044
Investor C	528
$ 12,161

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the six months ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$ 38,474
Service	1,014
Investor A	146,852
Investor C	5,304
$ 191,644
Other Fees: For the six months ended September 30, 2019, affiliates received CDSCs as follows:
Investor A	$ 1,019
Investor C	1,051

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.20%
Premier	0.20
Service	0.50
Investor A	0.55
Investor C	1.30

The Manager has agreed not to reduce or discontinue these contractual expense limitations through July 31, 2021, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2019, the Manager waived and/or reimbursed $1,874,164 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Institutional	$ 39,918
Premier	1
Service	332
Investor C	85
$ 40,336

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$ 38,462
Service	44
$ 38,506

The Manager and BRIL have also voluntarily agreed to waive a portion of their respective, investment advisory and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/ or reimbursement at any time. For the six months ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager or BRIL under this agreement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

On September 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2020	2021	2022
Fund Level	$2,491,718	$2,171,982	$ 1,874,164
Institutional	136,145	133,662	78,380
Premier	—	—	1
Service	1,367	—	376
Investor A	30,976	34,976	—
Investor C	3,823	152	85

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

	Six Months Ended 09/30/19	Year Ended 03/31/19
Institutional
Shares sold	437,258,865	810,070,763
Shares issued in reinvestment of distributions	3,630,242	5,280,224
Shares redeemed	(415,944,694)	(784,636,701)

Net increase	24,944,413	30,714,286

	Period from 07/26/19 (a) to 09/30/19
Premier
Shares sold	36,500	—
Shares issued in reinvestment of distributions	133	—

Net increase	36,633	—

	Six Months Ended 09/30/19	Year Ended 03/31/19

Service
Shares sold	2,108,221	6,128,913
Shares issued in reinvestment of distributions	42,762	117,542
Shares redeemed	(3,953,995)	(5,749,476)

Net increase (decrease)	(1,803,012)	496,979

Investor A
Shares sold and automatic conversion of shares	841,577,504	656,235,825
Shares issued in reinvestment of distributions	7,131,910	5,197,053
Shares redeemed	(397,634,352)	(358,007,781)

Net increase	451,075,062	303,425,097

Investor C
Shares sold	12,049,398	28,209,270
Shares issued in reinvestment of distributions	79,341	171,657
Shares redeemed and automatic conversion of shares	(14,593,724)	(34,933,281)

Net decrease	(2,464,985)	(6,552,354)

Total Net Increase	471,788,111	328,084,008

(a)	Commencement of Operations.

As of September 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 36,633 Premier Shares of Fund.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Money Market Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	25

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board additionally noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02166

Accounting Agent	Distributor
JPMorgan Chase Bank, N.A.	BlackRock Investments, LLC
New York, NY 10179	New York, NY 10022

Custodians	Legal Counsel
JPMorgan Chase Bank, N.A.	Sidley Austin LLP
New York, NY 10179	New York, NY 10019

The Bank of New York Mellon	Address of the Trust
New York, NY 10286	100 Bellevue Parkway Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	27

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at http://www.sec.gov. The Fund makes portfolio holdings available to shareholders on its website at http://www.blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	29

Glossary of Terms Used in This Report

Currency

USD	United States Dollar

Portfolio Abbreviations

DAC	Designated Activity Company

LIBOR	London Interbank Offered Rate

LIQ	Liquidity Agreement

RB	Revenue Bonds

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Notes

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-9/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 3, 2019

4